SCM Investment Trust

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                            SCM STRATEGIC GROWTH FUND

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                                   SUPPLEMENT
                              Dated August 14, 2001
                   To the Prospectus Dated September 29, 2000


This Supplement to the Prospectus of the SCM Strategic Growth Fund ("Fund"), a series of the SCM Investment Trust ("Trust"), is to notify shareholders, potential investors and other interested parties that the Fund will discontinue operations. The Board of Trustees of the Trust, in consultation with the Fund's investment adviser, Shanklin Capital Management, Inc. ("Adviser"), determined at a Special Meeting of the Board of Trustees of the Fund, held on August 6, 2001 ("Board Meeting"), to discontinue the Fund's operations based on, among other factors, the Adviser's belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund's operations as of August 31, 2001. The Adviser will continue to waive its fees, but the Fund will have to bear any extraordinary expenses relating to or resulting from its discontinuance.

As a result of the decision to discontinue the Fund's operations as of August 31, 2001, the Board of Trustees determined at the Board Meeting to discontinue all sales of Fund shares and to no longer accept purchase orders for shares of the Fund. In addition, at that Board Meeting, the Board directed that: (i) all of the Fund's portfolio securities be liquidated in an orderly manner not later than August 31, 2001; and (ii) all outstanding shareholder accounts on August 31, 2001 will be closed and the proceeds of each account would be sent to the shareholder's address of record or to such other address as directed by the shareholder, including special instructions that may be needed for IRAs and qualified pension and profit sharing fund accounts.

Shareholders should direct any questions about their account to 1-800-423-1606 or 1-731-784-4444.






          Investors Should Retain This Supplement for Future Reference
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